SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                 Current Report pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 9, 2004
                                                         ----------------

                              TRAILER BRIDGE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       000-22837              13-3617986
         --------                       ---------              ----------
State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)

10405 New Berlin Road East
   Jacksonville, Florida                                          32226
   ---------------------                                          -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code:         (904)-751-7100
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.
---------         ------------

         On November 9, 2004, Trailer Bridge announced that it intends to offer $80 million in aggregate principal amount of senior secured notes due 2011. A copy of the announcement is attached as Exhibit 99.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS
---------         ---------------------------------

(c)   Exhibits:
      --------

      99.1     Press Release.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRAILER BRIDGE, INC.



Date: November 11, 2004                 By:      /s/ John D. McCown
                                           -------------------------------------
                                                 John D. McCown
                                                 Chairman and Chief
                                                 Executive Officer